UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

AT&T Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Annual Meeting Notice and Admission Ticket 014UML IMPORTANT ANNUAL MEETING INFORMATION — YOUR VOTE COUNTS! + + Under Securities and Exchange Commission rules, the proxy materials that you normally received by mail for the annual meeting are now available on the Internet. When you go online, you can view the proxy materials, cast your vote, and request a paper or e-mail copy of the proxy materials. The items to be voted on and location of the annual meeting are shown on the reverse side. Your vote is important! Important Notice Regarding the Availability of Proxy Materials for the AT&T Inc. Stockholder Meeting to be Held on Friday, April 30, 2010 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at www.envisionreports.com/att. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 16, 2010, to facilitate timely delivery. www.envisionreports.com/att [1] Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/att to view the proxy statement, which contains details of the proposals to be voted on, and the annual report. Step 2: Click the Vote or Request Materials Section. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and Vote. . 002CS40122

. Annual Meeting Notice and Admission Ticket AT&T Inc.’s Annual Meeting will be held on Friday, April 30, 2010, at The Chattanoogan Hotel, 1201 South Broad Street, Chattanooga, TN 37402 at 9:00 a.m. Eastern time. Holders of AT&T Inc. common stock of record at the close of business on March 2, 2010, are entitled to vote at the meeting and any adjournment of the meeting. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends that you vote FOR the following proposals: 1. Election of 12 Directors. 2. Ratification of appointment of independent auditors. The Board of Directors recommends that you vote AGAINST the following proposals: 3. Cumulative voting. 4. Pension credit policy. 5. Advisory vote on compensation. 6. Special stockholder meetings. Stockholders may also vote on such other matters as may properly come before the meeting. Note: This is not a proxy. To vote your shares you must vote online or by telephone or request a set of proxy materials to receive a proxy card. If you wish to attend the meeting and vote in person, please bring this notice and photo identification with you. Here's how to order a paper or e-mail copy of the proxy materials: PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. [1] Telephone – Call us free of charge at 1-866-641-4276 in the US, Canada or Puerto Rico using a touch-tone phone and follow the instructions to log in and order a set of proxy materials. [1] Internet – Go to www.envisionreports.com/att. Follow the instructions to log in and order a set of proxy materials. [1] Email – Send an email message with “Proxy Materials Order” in the subject line and, in the body of the message, your full name and address and the number in the shaded bar on the reverse side to investorvote@computershare.com. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 16, 2010. 014UML Directions to the AT&T Inc. 2010 Annual Meeting Doors open at 8:00 a.m. Eastern time Meeting begins at 9:00 a.m. Eastern time The Chattanoogan Hotel 1201 South Broad Street Chattanooga, TN 37402 (423) 756-3400 The meeting will be held in the Chattanoogan Ballroom. Free parking is available for stockholders at the parking garage indicated on the map.